EXHIBIT 32


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                                  CERTIFICATION

      In connection with the Annual Report of Luna Technologies International Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), Kimberly Landry, the Chief Executive Officer and the Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  April 15, 2005
                                 By: /s/ Kimberly Landry
                                    ---------------------------------
                                    Kimberly Landry, Chief  Executive Officer
                                    and Principal Financial Officer